Joint Venture Investments	12 Months Ended
Dec. 31, 2012
Equity Method Investments and Joint Ventures [Abstract]
Joint Venture Investments
Joint Venture Investments

Summarized below is aggregated financial information for the Company’s joint ventures, Pelikan-Artline Pty Ltd and Neschen GBC Graphics Films, LLC ("Neschen"), which are accounted for under the equity method. Accordingly, we record our proportionate share of earnings or losses on the line entitled “Equity in earnings of joint ventures” in the Consolidated Statements of Operations. Our share of the net assets of the joint ventures are included within “Other assets” in the Condensed Consolidated Balance Sheets.

	Year Ended December 31,
(in millions of dollars)	2012	2011	2010
Net sales	$161.9	$165.6	$151.8
Gross profit	95.6	94.6	85.8
Operating income	24.7	24.3	23.0
Net income	17.4	16.9	16.3

	December 31,
(in millions of dollars)	2012	2011
Current assets	$80.7	$94.3
Non-current assets	36.9	37.1
Current liabilities	34.2	40.0
Non-current liabilities	12.8	16.7

During the fourth quarter of 2012 we recorded an impairment charge of $1.9 million related to our investment in Neschen. We have committed to pursue an exit strategy in regards to Neschen, due to significant excess capacity and other opportunities to reduce the cost of products that we have historically sourced from Neschen. Neschen reported net sales of $8.3 million and net income of $0.1 million for the year ended December 31, 2012.